EXHIBIT 25.1

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549

                          ----------------------

                                 FORM T - 1

                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                          -----------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
           OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                    U.S. BANK TRUST NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                 13-3781471
                              (I.R.S. Employer
                            Identification No.)


                100 Wall Street, New York, NY              10005
           (Address of principal executive offices)     (Zip Code)

                            -------------------
                         FOR INFORMATION, CONTACT:
                        Dennis Calabrese, President
                    U.S. Bank Trust National Association
                        100 Wall Street, 16th Floor
                             New York, NY 10005
                         Telephone: (212) 361-2506

                             ALBERTSON'S, INC.
            (Exact name of obligor as specified in its charter)

           Delaware                                      82-0184434
           (State or other jurisdiction of            (I.R.S. Employer
           incorporation or organization)             Identification No.)

           250 Parkcenter Blvd.                             83726
           P.O. Box 20
           Boise, Idaho
           (Address of principal executive offices)        (Zip Code)

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                              DEBT SECURITIES


 Item 1.        GENERAL INFORMATION.

      Furnish the following information as to the trustee - -

      (a) Name and address of each examining or supervising authority to which it is subject.

           Name                               Address
           ----                               -------
           Comptroller of the Currency        Washington, D. C.

      (b)  Whether it is authorized to exercise corporate trust powers.

           Yes.

 Item 2.        AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

           None.

 Item 16.  LIST OF EXHIBITS.

      Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to
                     Exhibit 1 of Form T-1, Registration No. 333-51961.

      Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

      Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

      Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

      Exhibit 5.     Not applicable.

      Exhibit 6.     Consent of First Trust of New York, National
                     Association now known as U.S. Bank Trust National
                     Association, required by Section   321(b) of the Act,
                     incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

      Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 1998, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.     Not applicable.

      Exhibit 9.     Not applicable.






                                 SIGNATURE


           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of January, 1999.

                                    U.S. BANK TRUST
                                  NATIONAL ASSOCIATION



                               By:  /s/ Catherine F. Donohue
                                    Catherine F. Donohue
                                    Vice President





                                                        Exhibit 7


                    U.S. BANK TRUST NATIONAL ASSOCIATION
                      STATEMENT OF FINANCIAL CONDITION
                               AS OF 9/30/98

                                  ($000'S)

                                                     9/30/98
                                                 ---------------
 ASSETS
   Cash and Due From Depository Institutions         $41,761
   Federal Reserve Stock                               3,397
   Fixed Assets                                          539
   Intangible Assets                                  69,693
   Other Assets                                        6,093
                                                 ---------------
     TOTAL ASSETS                                   $121,483


 LIABILITIES
   Other Liabilities                                   8,680
                                                 ---------------
   TOTAL LIABILITIES                                   8,680

 EQUITY
   Common and Preferred Stock                          1,000
   Surplus                                           120,932
   Undivided Profits                                  (9,129)
                                                 ---------------
     TOTAL EQUITY CAPITAL                            112,803

 TOTAL LIABILITIES AND EQUITY CAPITAL               $121,483


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 To the best of the undersigned's determination, as of this date the above financial information is true and correct.


 U.S. Bank Trust National Association



 By:  /s/ Catherine F. Donohue
      --------------------------------
      Vice President

 Date:  January 11, 1999